UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 23, 2010
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 23, 2010, the independent members of the Board of Directors, acting on a recommendation from the Compensation Committee: (1) approved a 2009 cash incentive award for Jeffrey Ganek, the Company’s Chairman and Chief Executive Officer, under the Company’s Performance Achievement Reward Plan; and (2) established a 2010 base salary for Mr. Ganek.
     Also on February 23, the Compensation Committee: (1) approved 2009 cash incentive awards for the Company’s executive officers other than Mr. Ganek; (2) established 2010 base salaries for executive officers; and (3) approved performance share unit grants, restricted stock grants and stock option grants for executive officers, including Mr. Ganek, under the Company’s 2009 Stock Incentive Plan (the “Stock Plan”).
2009 Cash Incentive Awards
     The following table sets forth the cash incentive amounts awarded to the Company’s named executive officers (the “Named Executive Officers”) and to Paul Lalljie, the Company’s Senior Vice President and Chief Financial Officer, for 2009.

Name	2009 Cash Incentive Award

Jeffrey Ganek Chairman and Chief Executive Officer	$1,024,545

Lisa Hook President and Chief Operating Officer	$775,990

Paul Lalljie SVP and Chief Financial Officer	$359,280	*

Martin Lowen SVP, General Counsel and Secretary	$246,132

Douglas Arnold SVP, Human Resources	$276,880

*	As described in the Company’s Current Report on Form 8-K filed on December 15, 2009, the award for Mr. Lalljie will be reduced by guaranteed bonus payments made to Mr. Lalljie for 2009 pursuant to his prior employment agreement. Mr. Lalljie’s net cash incentive award for 2009 (after subtracting the guaranteed bonus payments) is $254,896.
2010 Base Salaries
     The following table sets forth base salaries for the Named Executive Officers and Mr. Lalljie, effective February 27, 2010.

Name	2010 Salary

Jeffrey Ganek Chairman and Chief Executive Officer	$600,000

Lisa Hook President and Chief Operating Officer	$455,000

Paul Lalljie SVP and Chief Financial Officer	$375,000

Martin Lowen SVP, General Counsel and Secretary	$292,000

Douglas Arnold SVP, Human Resources	$270,000
Equity Grants
     The following table sets forth the performance share units, restricted shares and stock options granted to the Named Executive Officers and Mr. Lalljie under the Stock Plan.

	Performance	Restricted	Nonqualified
Name	Share Units	Shares	Stock Options

Jeffrey Ganek Chairman and Chief Executive Officer	31,500	31,500	186,000

Lisa Hook President and Chief Operating Officer	14,000	14,000	82,500

Paul Lalljie SVP and Chief Financial Officer	10,005	10,005	59,110

Martin Lowen SVP, General Counsel and Secretary	5,200	5,200	30,800

Douglas Arnold SVP, Human Resources	5,980	5,980	35,420
     The grants of performance share units described above were made pursuant to the terms of a Performance Award Agreement, which sets forth the terms and conditions of performance share units granted under the Stock Plan to executive officers. The performance share units will vest on January 1, 2013 and convert into shares of Class A Common Stock based on, and subject to, the achievement of certain revenue and earnings before interest income, interest expense, income taxes, depreciation and amortization (EBITDA) goals established by the Compensation Committee and set forth in the Performance Award Agreement. A form of the Performance Award Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The grants of restricted shares described above were made pursuant to the terms of a Restricted Stock Agreement, which sets forth the terms and conditions of restricted shares granted under the Stock Plan to executive officers. Twenty-five percent of the shares will vest on each of the first, second, third and fourth anniversaries of the grant date. A form of the Restricted Stock Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The grants of nonqualified stock options described above were made pursuant to the terms of a Nonqualified Stock Option Agreement, which sets forth the terms and conditions of stock options granted under the Stock Plan to executive officers. Twenty-five percent of the options will vest and become exercisable on February 23, 2011; the remaining options will vest in 36 monthly installments thereafter. A form of the Nonqualified Stock Option Agreement is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Form of Performance Award Agreement.

99.2	Form of Restricted Stock Agreement.

99.3	Form of Nonqualified Stock Option Agreement, incorporated by reference from Exhibit 99.2 to Neustar’s Current Report on Form 8-K, filed December 15, 2009 (File No. 001-32548).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2010	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Form of Performance Award Agreement.

99.2	Form of Restricted Stock Agreement.

99.3	Form of Nonqualified Stock Option Agreement, incorporated by reference from Exhibit 99.2 to Neustar’s Current Report on Form 8-K, filed December 15, 2009 (File No. 001-32548).